Exhibit 99.2

VEREIT

Quarterly Supplemental Information
Fourth Quarter 2016

TSC
TRACTOR SUPPLY CO
Walgreens
PHARMACY
THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
Walmart

Disciplined. Transparent. Consistent.

www.VEREIT.com
2325 East Camelback Road, Suite 1100 :: Phoenix, Arizona 85016

©2017 VEREIT, Inc.

Q4 2016 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
December 31, 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.

Q4 2016 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months and fiscal year ended December 31, 2016, unless otherwise indicated. Certain balances have been reclassified to conform with current period's presentations. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for three months ended September 30, 2016, June 30, 2016, and March 31, 2016.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2017 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; risks associated with pending government investigations related to VEREIT's previously disclosed audit committee investigation and related litigations; the inability of Cole Capital to regain its prior level of capital raise; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.

Q4 2016 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full service real estate operating company that operates through two business segments, its real estate investment ("REI") segment and its investment management segment, Cole Capital® ("Cole Capital"). Through its REI segment, the Company owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate properties primarily subject to long-term net leases with creditworthy tenants. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At December 31, 2016, approximately 41.2% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy Rate was 98.3% and the Weighted-Average Remaining Lease Term was 9.9 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-listed REITs (the "Cole REITs") and other real estate programs sponsored by Cole Capital on a day-to-day basis. The Company receives compensation and reimbursement for services relating to the Cole REITs and other real estate programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows the Company to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various blue sky jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Cole REIT's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 4

Q4 2016 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	Bruce D. Frank, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	David B. Henry, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Mark S. Ordan, Independent Director

William C. Miller, Executive Vice President, Investment Management	Eugene A. Pinover, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Julie G. Richardson, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 5

Q4 2016 SUPPLEMENTAL INFORMATION

Annual Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

	December 31, 2016	December 31, 2015
Consolidated Financial Results
Revenue	$1,454,823	$1,556,017
Net loss	$(200,824)	$(323,492)
Basic and diluted net loss per share attributable to common stockholders and limited partners	$(0.29)	$(0.43)
Normalized EBITDA	$1,128,941	$1,212,913
FFO attributable to common stockholders and limited partners	$613,416	$585,166
FFO attributable to common stockholders and limited partners per diluted share	$0.642	$0.630
AFFO attributable to common stockholders and limited partners	$741,457	$782,058
AFFO attributable to common stockholders and limited partners per diluted share	$0.776	$0.841
Dividends declared per common share	$0.55	$0.275
Weighted-average shares outstanding - diluted	956,049,490	929,374,066

Real Estate Investments
Revenue	$1,335,447	$1,441,135
Net loss	$(69,373)	$(136,095)
Normalized EBITDA	$1,103,465	$1,185,219
FFO attributable to common stockholders and limited partners	$744,867	$772,563
FFO attributable to common stockholders and limited partners per diluted share	$0.779	$0.831
AFFO attributable to common stockholders and limited partners	$725,302	$769,201
AFFO attributable to common stockholders and limited partners per diluted share	$0.759	$0.828
Properties owned	4,142	4,435
Rentable square feet (in thousands)	93,257	99,578
Economic occupancy rate	98.3%	98.6%
Weighted-average remaining lease term (years)	9.9	10.6
Investment-grade tenants (1)	41.2%	42.5%

Cole Capital
Revenue	$119,376	$114,882
Net loss	$(131,451)	$(187,397)
Normalized EBITDA	$25,476	$27,694
FFO attributable to common stockholders and limited partners	$(131,451)	$(187,397)
FFO attributable to common stockholders and limited partners per diluted share	$(0.137)	$(0.202)
AFFO attributable to common stockholders and limited partners	$16,155	$12,857
AFFO attributable to common stockholders and limited partners per diluted share	$0.017	$0.014
Capital raised on behalf of Cole REITs, excluding DRIP	$487,168	$270,957
Purchase price of property acquisitions on behalf of Cole REITs	$660,208	$992,207
Assets Under Management	$7,265,673	$6,740,911
(1) The weighted-average credit rating of our investment-grade tenants was A- as of December 31, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 6

Q4 2016 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015
Consolidated Financial Results
Revenue	$351,869	$362,915	$371,019	$369,020	$383,374
Net (loss) income	$(118,223)	$30,246	$3,233	$(116,080)	$(192,231)
Basic and diluted net (loss) income per share attributable to common stockholders and limited partners	$(0.14)	$0.01	$(0.02)	$(0.15)	$(0.23)
Normalized EBITDA	$271,368	$285,906	$283,060	$288,607	$286,674
FFO attributable to common stockholders and limited partners	$53,541	$179,472	$184,174	$196,229	$4,623
FFO attributable to common stockholders and limited partners per diluted share	$0.054	$0.185	$0.198	$0.211	$0.005
AFFO attributable to common stockholders and limited partners	$170,567	$198,108	$180,107	$192,675	$183,157
AFFO attributable to common stockholders and limited partners per diluted share	$0.171	$0.205	$0.193	$0.207	$0.197
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$0.1375	$0.1375
Weighted-average shares outstanding - diluted	998,001,219	968,686,543	931,252,045	930,179,874	929,367,308

Real Estate Investments
Revenue	$327,281	$331,846	$338,533	$337,787	$350,061
Net income (loss)	$13,988	$30,006	$2,167	$(115,534)	$(5,961)
Normalized EBITDA	$268,946	$277,593	$274,683	$282,243	$280,822
FFO attributable to common stockholders and limited partners	$185,752	$179,232	$183,108	$196,775	$190,893
FFO attributable to common stockholders and limited partners per diluted share	$0.186	$0.185	$0.197	$0.212	$0.205
AFFO attributable to common stockholders and limited partners	$179,804	$182,371	$177,599	$185,528	$187,339
AFFO attributable to common stockholders and limited partners per diluted share	$0.180	$0.188	$0.191	$0.199	$0.202
Properties owned	4,142	4,213	4,291	4,378	4,435
Rentable square feet (in thousands)	93,257	96,885	99,229	99,015	99,578
Economic occupancy rate	98.3%	98.0%	97.7%	98.6%	98.6%
Weighted-average remaining lease term (years)	9.9	10.0	10.2	10.4	10.6
Investment-grade tenants (1)	41.2%	41.5%	42.7%	42.1%	42.5%

Cole Capital
Revenue	$24,588	$31,069	$32,486	$31,233	$33,313
Net (loss) income	$(132,211)	$240	$1,066	$(546)	$(186,270)
Normalized EBITDA	$2,422	$8,313	$8,377	$6,364	$5,852
FFO attributable to common stockholders and limited partners	$(132,211)	$240	$1,066	$(546)	$(186,270)
FFO attributable to common stockholders and limited partners per diluted share	$(0.132)	$0.000	$0.001	$(0.001)	$(0.200)
AFFO attributable to common stockholders and limited partners	$(9,237)	$15,737	$2,508	$7,147	$(4,182)
AFFO attributable to common stockholders and limited partners per diluted share	$(0.009)	$0.016	$0.003	$0.008	$(0.004)
Capital raised on behalf of Cole REITs, excluding DRIP	$67,512	$136,381	$138,655	$144,620	$116,634
Purchase price of property acquisitions on behalf of Cole REITs	$173,086	$173,869	$211,178	$102,075	$236,398
Assets Under Management	$7,265,673	$7,131,400	$7,005,695	$6,827,885	$6,740,911
___________________________________

(1)	The weighted-average credit rating of our investment-grade tenants was A- as of December 31, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2016 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
Interest Coverage Ratio
Interest expense, excluding non-cash amortization (1)	$70,830		$76,511		$78,998		$77,542		$80,349
Normalized EBITDA	271,368		285,906		283,060		288,607		286,674
Interest Coverage Ratio	3.83	x	3.74x		3.58x		3.72x		3.57x

Fixed Charge Coverage Ratio
Interest expense, excluding non-cash amortization (1)	$70,830		$76,511		$78,998		$77,542		$80,349
Secured debt principal amortization	6,076		5,734		5,168		8,449		5,834
Dividends attributable to preferred shares	17,973		17,973		17,973		17,973		17,972
Total fixed charges	94,879		100,218		102,139		103,964		104,155
Normalized EBITDA	271,368		285,906		283,060		288,607		286,674
Fixed Charge Coverage Ratio	2.86	x	2.85	x	2.77	x	2.78	x	2.75	x

	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
Net Debt Ratios
Debt Outstanding (2)	$6,400,896		$6,586,839		$8,514,700		$7,826,603		$8,083,345
Less: cash and cash equivalents	256,452		116,618		1,029,620		104,450		69,103
Net Debt	6,144,444		6,470,221		7,485,080		7,722,153		8,014,242
Normalized EBITDA annualized	1,085,472		1,143,624		1,132,240		1,154,428		1,146,696
Net Debt to Normalized EBITDA annualized ratio	5.66	x	5.66	x	6.61	x	6.69	x	6.99	x

Net Debt	$6,144,444		$6,470,221		$7,485,080		$7,722,153		$8,014,242
Gross Real Estate Investments	15,507,082		15,815,333		16,085,149		16,247,476		16,694,977
Net Debt Leverage Ratio	39.6%		40.9%		46.5%		47.5%		48.0%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$10,292,186		$10,394,146		$10,585,494		$10,612,483		$10,744,554
Gross Real Estate Investments	15,507,082		15,815,333		16,085,149		16,247,476		16,694,977
Unencumbered Asset Ratio	66.4%		65.7%		65.8%		65.3%		64.4%
___________________________________

(1)	Refer to the Consolidated Statements of Operations section for interest expense calculated in accordance with GAAP.

(2)	Refer to the Consolidated Balance Sheets section for total debt calculated in accordance with GAAP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 8

Q4 2016 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	53.1%

Secured debt	16.7%

Corporate bonds	14.1%

Preferred equity	6.7%

Convertible notes	6.3%

Unsecured credit facility	3.1%

Fixed vs. Variable Rate Debt

Fixed	88.2%
Swapped to Fixed	11.6%
Variable	0.2%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	December 31, 2016
Diluted shares outstanding			999,739
Stock price			$8.46
Implied Equity Market Capitalization			$8,457,792

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Mortgage notes payable	4.6	4.95%	$2,629,949
Secured term loan	1.0	5.81%	20,947
Total secured debt	4.6	4.95%	$2,650,896

Unsecured credit facility (swapped to fixed)	1.5	3.25%	$500,000
2018 convertible notes	1.6	3.00%	597,500
2019 corporate bonds	2.1	3.00%	750,000
2020 convertible notes	4.0	3.75%	402,500
2021 corporate bonds	4.4	4.13%	400,000
2024 corporate bonds	7.1	4.60%	500,000
2026 corporate bonds	9.4	4.88%	600,000
Total unsecured debt	4.2	3.75%	$3,750,000

Total Debt Outstanding	4.4	4.25%	$6,400,896

Total Capitalization			$15,929,541
Less: Cash and cash equivalents			256,452
Enterprise Value			$15,673,089

Net Debt/Enterprise Value			39.2%
Net Debt/Normalized EBITDA Annualized			5.66	x
Net Debt + Preferred/Normalized EBITDA Annualized			6.65	x
Fixed Charge Coverage Ratio			2.86	x
Liquidity (3)			$2,556,452
___________________________________
(1)Weighted-average interest rate for variable-rate debt represents the interest rate in effect as of December 31, 2016.
(2)Balance represents 42.8 million shares outstanding at December 31, 2016 multiplied by the liquidation preference of $25 per share.
(3)Liquidity represents cash and cash equivalents of $256.5 million and $2.3 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 9

Q4 2016 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

$15.6 Billion
Book Value of Total Assets

	Retail (1)	Restaurants (1)
A full-service real estate operating company with investment management capability.	2,085 Properties	1,793 Properties

	Industrial & Distribution (1)	Office (1)
	152 Properties	100 Properties

$7.3 Billion

Assets Under Management

Open Offerings
Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.	CCPT V(2) ● Income NAV(2) ● CCIT III(2)

Closed Offerings
CCIT II(2) ● CCPT IV(2) ● TIC & DST(2)

___________________________________

(1)	Excludes 12 properties that consist of billboards, construction in progress, land and parking lots.

(2)	Defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q4 2016 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Real estate investments, at cost:
Land	$2,895,625	$2,946,105	$2,992,848	$3,058,879	$3,120,653
Buildings, fixtures and improvements	10,644,296	10,800,316	10,956,605	11,161,327	11,445,690
Intangible lease assets	2,044,521	2,073,076	2,102,606	2,145,734	2,218,378
Total real estate investments, at cost	15,584,442	15,819,497	16,052,059	16,365,940	16,784,721
Less: accumulated depreciation and amortization	2,331,643	2,188,998	2,029,121	1,865,674	1,778,597
Total real estate investments, net	13,252,799	13,630,499	14,022,938	14,500,266	15,006,124
Investment in unconsolidated entities	46,077	24,711	22,435	23,445	56,824
Investment in direct financing leases, net	39,455	40,785	43,155	45,611	46,312
Investment securities, at fair value	47,215	48,098	48,347	48,162	53,304
Mortgage notes receivable, net	22,764	23,014	23,297	23,559	24,238
Cash and cash equivalents	256,452	116,618	1,029,620	104,450	69,103
Restricted cash	45,018	61,828	60,837	60,132	59,767
Intangible assets, net	24,609	30,849	37,088	43,327	50,779
Rent and tenant receivables and other assets, net	330,705	339,529	333,124	313,903	303,637
Goodwill	1,462,203	1,602,610	1,620,233	1,642,858	1,656,374
Due from affiliates	21,349	20,883	8,043	11,617	60,633
Real estate assets held for sale, net	38,928	118,396	159,394	26,282	18,771
Total assets	$15,587,574	$16,057,820	$17,408,511	$16,843,612	$17,405,866

Liabilities and Equity
Mortgage notes payable and other debt, net	$2,671,106	$2,861,210	$2,938,072	$3,029,666	$3,111,985
Corporate bonds, net	2,226,224	2,225,157	3,522,297	2,537,699	2,536,333
Convertible debt, net	973,340	970,691	968,059	965,469	962,894
Credit facility, net	496,578	496,008	1,045,872	1,269,731	1,448,590
Below-market lease liabilities, net	224,023	229,340	237,403	245,093	251,692
Accounts payable and accrued expenses	146,137	139,150	163,122	118,970	151,877
Deferred rent, derivative and other liabilities	68,039	89,154	84,486	88,997	87,490
Distributions payable	162,578	159,415	146,695	143,973	140,816
Due to affiliates	16	—	—	—	230
Total liabilities	6,968,041	7,170,125	9,106,006	8,399,598	8,691,907

Series F preferred stock	428	428	428	428	428
Common stock	9,741	9,742	9,048	9,048	9,049
Additional paid-in capital	12,640,171	12,637,049	11,934,864	11,932,859	11,931,768
Accumulated other comprehensive loss	(2,556)	(4,687)	(12,297)	(11,345)	(2,025)
Accumulated deficit	(4,200,423)	(3,933,092)	(3,810,341)	(3,671,050)	(3,415,233)
Total stockholders' equity	8,447,361	8,709,440	8,121,702	8,259,940	8,523,987
Non-controlling interests	172,172	178,255	180,803	184,074	189,972
Total equity	8,619,533	8,887,695	8,302,505	8,444,014	8,713,959
Total liabilities and equity	$15,587,574	$16,057,820	$17,408,511	$16,843,612	$17,405,866

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 11

Q4 2016 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues:
Rental income	$299,231	$303,383	$311,352	$313,971	$322,079
Direct financing lease income	457	494	535	569	623
Operating expense reimbursements	27,593	27,969	26,646	23,247	27,359
Cole Capital revenue	24,588	31,069	32,486	31,233	33,313
Total revenues	351,869	362,915	371,019	369,020	383,374
Operating expenses:
Cole Capital reallowed fees and commissions	2,234	5,897	6,975	8,068	6,558
Acquisition related	948	90	41	242	734
Litigation, merger and other non-routine costs, net of insurance recoveries	1,512	4,630	2,917	(5,175)	(7,691)
Property operating	36,596	34,820	38,199	34,813	35,308
General and administrative	44,353	29,761	33,094	29,400	49,160
Depreciation and amortization	191,360	195,173	197,345	204,308	202,415
Impairments	127,537	6,872	8,825	160,517	219,753
Total operating expenses	404,540	277,243	287,396	432,173	506,237
Operating (loss) income	(52,671)	85,672	83,623	(63,153)	(122,863)
Other (expense) income:
Interest expense, net	(74,613)	(79,869)	(82,468)	(80,426)	(82,591)
Gain (loss) on extinguishment and forgiveness of debt, net	980	(2,003)	252	—	(490)
Other income (expense), net	2,013	1,744	1,216	1,062	(3,816)
Reserve for loan loss	—	—	—	—	(15,300)
Equity in (loss) income and gain on disposition of unconsolidated entities	(903)	212	70	10,404	752
Gain (loss) on derivative instruments, net	2,095	(2,023)	(177)	(1,086)	677
Total other expenses, net	(70,428)	(81,939)	(81,107)	(70,046)	(100,768)
(Loss) income before taxes and real estate dispositions	(123,099)	3,733	2,516	(133,199)	(223,631)
(Loss) gain on disposition of real estate and held for sale assets, net	(199)	28,111	437	17,175	(9,727)
(Loss) income before taxes	(123,298)	31,844	2,953	(116,024)	(233,358)
Benefit (provision for) from income taxes	5,075	(1,598)	280	(56)	41,127
Net (loss) income	(118,223)	30,246	3,233	(116,080)	(192,231)
Net loss (income) attributable to non-controlling interests	2,805	(751)	(87)	2,994	4,841
Net (loss) income attributable to the General Partner	$(115,418)	$29,495	$3,146	$(113,086)	$(187,390)

Basic and diluted net (loss) income per share attributable to common stockholders and limited partners	$(0.14)	$0.01	$(0.02)	$(0.15)	$(0.23)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q4 2016 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net (loss) income	$(118,223)	$30,246	$3,233	$(116,080)	$(192,231)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,972)
Loss (gain) on real estate assets and interest in joint venture, net	199	(28,111)	(437)	(27,373)	9,727
Depreciation and amortization of real estate assets	182,190	187,898	190,236	195,991	197,408
Impairment of real estate	6,606	6,872	8,825	160,517	6,414
Proportionate share of adjustments for unconsolidated entities	742	540	290	1,147	1,277
FFO attributable to common stockholders and limited partners	$53,541	$179,472	$184,174	$196,229	$4,623

Acquisition related expenses	948	90	41	242	734
Litigation, merger and other non-routine costs, net of insurance recoveries	1,512	4,630	2,917	(5,175)	(7,691)
Impairment of intangible assets	120,931	—	—	—	213,339
Reserve for loan loss	—	—	—	—	15,300
(Gain) loss on derivative instruments, net	(2,095)	2,023	177	1,086	(677)
Amortization of premiums and discounts on debt and investments, net	(2,684)	(3,553)	(4,030)	(4,426)	(5,107)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,220	1,632	1,248	1,296	1,299
Net direct financing lease adjustments	544	571	590	559	544
Amortization and write-off of deferred financing costs	6,417	6,878	7,461	7,307	7,321
Amortization of management contracts	6,240	6,240	6,240	7,451	3,373
Deferred tax (benefit) expense (1)	(9,203)	6,941	(6,417)	(1,457)	(38,695)
(Gain) loss on extinguishment and forgiveness of debt, net	(980)	2,003	(252)	—	490
Straight-line rent, net of bad debt expense related to straight-line rent	(13,163)	(12,319)	(15,663)	(13,045)	(17,589)
Equity-based compensation expense	3,631	2,588	2,779	1,730	4,311
Other amortization and non-cash charges	2,873	929	751	743	1,540
Proportionate share of adjustments for unconsolidated entities	835	(17)	91	135	42
AFFO attributable to common stockholders and limited partners	$170,567	$198,108	$180,107	$192,675	$183,157

Weighted-average shares outstanding - basic	973,681,227	943,480,170	904,107,378	903,825,726	903,638,159
Effect of Limited Partner OP Units and dilutive securities (2)	24,319,992	25,206,373	27,144,667	26,354,148	25,729,149
Weighted-average shares outstanding - diluted (3)	998,001,219	968,686,543	931,252,045	930,179,874	929,367,308

FFO attributable to common stockholders and limited partners per diluted share (4)	$0.054	$0.185	$0.198	$0.211	$0.005
AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.171	$0.205	$0.193	$0.207	$0.197
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Consolidated Statements of Operations section for basic and diluted net loss per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Q4 2016 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net (loss) income	$(118,223)	$30,246	$3,233	$(116,080)	$(192,231)
Adjustments:
Interest expense	74,613	79,869	82,468	80,426	82,591
Depreciation and amortization	191,360	195,173	197,345	204,308	202,415
(Benefit from) provision for income taxes	(5,075)	1,598	(280)	56	(41,127)
Proportionate share of adjustments for unconsolidated entities	1,299	959	554	1,822	1,978
EBITDA	$143,974	$307,845	$283,320	$170,532	$53,626
Loss (gain) on disposition of real estate assets, including joint ventures, net	199	(28,111)	(437)	(27,373)	9,727
Impairments	127,537	6,872	8,825	160,517	219,753
Reserve for loan loss	—	—	—	—	15,300
Acquisition related expenses	948	90	41	242	734
Litigation, merger and other non-routine costs, net of insurance recoveries	1,512	4,630	2,917	(5,175)	(7,691)
(Gain) loss on derivative instruments, net	(2,095)	2,023	177	1,086	(677)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,220	1,632	1,248	1,296	1,299
(Gain) loss on extinguishment and forgiveness of debt, net	(980)	2,003	(252)	—	490
Net direct financing lease adjustments	544	571	590	559	544
Straight-line rent, net of bad debt expense related to straight-line rent	(13,163)	(12,319)	(15,663)	(13,045)	(17,589)
Program development costs write-off	11,054	845	2,377	—	11,295
Other amortization and non-cash charges	(107)	(139)	(157)	(126)	(122)
Proportionate share of adjustments for unconsolidated entities	725	(36)	74	94	(15)
Normalized EBITDA	$271,368	$285,906	$283,060	$288,607	$286,674

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Real Estate Investments

Walmart
Pizza Hut
TACO BELL
FedEx
FedEx Freight
LOWE'S
PETSMART
maurices
T.J.maxx

VEREIT

Quarterly Supplemental Information
Fourth Quarter 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q4 2016 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues:
Rental income	$299,231	$303,383	$311,352	$313,971	$322,079
Direct financing lease income	457	494	535	569	623
Operating expense reimbursements	27,593	27,969	26,646	23,247	27,359
Total real estate investment revenues	327,281	331,846	338,533	337,787	350,061
Operating expenses:
Acquisition related	923	90	27	217	673
Litigation, merger and other non-routine costs, net of insurance recoveries	1,512	4,630	2,917	(5,175)	(7,691)
Property operating	36,596	34,820	38,199	34,813	35,308
General and administrative	13,267	12,069	13,701	12,228	16,646
Depreciation and amortization	182,190	187,897	190,236	195,991	197,409
Impairment of real estate	6,606	6,872	8,825	160,517	6,414
Total operating expenses	241,094	246,378	253,905	398,591	248,759
Operating income (loss)	86,187	85,468	84,628	(60,804)	101,302
Other (expense) income:
Interest expense	(74,613)	(79,869)	(82,468)	(80,426)	(82,591)
Gain (loss) on extinguishment and forgiveness of debt	980	(2,003)	252	—	(490)
Other income, net	1,856	1,649	1,216	568	(4,226)
Reserve for loan loss	—	—	—	—	(15,300)
Equity in (loss) income and gain on disposition of unconsolidated entities	(903)	212	70	10,404	752
Gain (loss) on derivative instruments, net	2,095	(2,023)	(177)	(1,086)	677
Total other expenses, net	(70,585)	(82,034)	(81,107)	(70,540)	(101,178)
Income (loss) before taxes and real estate dispositions	15,602	3,434	3,521	(131,344)	124
(Loss) gain on disposition of real estate, net	(199)	28,111	437	17,175	(9,727)
Income (loss) before taxes	15,403	31,545	3,958	(114,169)	(9,603)
(Provision for) benefit from income taxes	(1,415)	(1,539)	(1,791)	(1,365)	3,642
Net income (loss)	$13,988	$30,006	$2,167	$(115,534)	$(5,961)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q4 2016 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net income (loss)	$13,988	$30,006	$2,167	$(115,534)	$(5,961)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,972)
Loss (gain) on real estate assets and interest in joint venture, net	199	(28,111)	(437)	(27,373)	9,727
Depreciation and amortization of real estate assets	182,190	187,898	190,236	195,991	197,408
Impairment of real estate	6,606	6,872	8,825	160,517	6,414
Proportionate share of adjustments for unconsolidated entities	742	540	290	1,147	1,277
FFO attributable to common stockholders and limited partners	$185,752	$179,232	$183,108	$196,775	$190,893

Acquisition related expenses	923	90	27	217	673
Litigation, merger and other non-routine costs, net of insurance recoveries	1,512	4,630	2,917	(5,175)	(7,691)
Reserve for loan loss	—	—	—	—	15,300
(Gain) loss on derivative instruments, net	(2,095)	2,023	177	1,086	(677)
Amortization of premiums and discounts on debt and investments, net	(2,684)	(3,553)	(4,030)	(4,426)	(5,107)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,220	1,632	1,248	1,296	1,299
Net direct financing lease adjustments	544	571	590	559	544
Amortization and write-off of deferred financing costs	6,417	6,878	7,461	7,307	7,321
(Gain) loss on extinguishment and forgiveness of debt, net	(980)	2,003	(252)	—	490
Straight-line rent, net of bad debt expense related to straight-line rent	(13,163)	(12,319)	(15,663)	(13,045)	(17,589)
Equity-based compensation expense	1,523	1,201	1,925	799	1,840
Other amortization and non-cash charges	—	—	—	—	1
Proportionate share of adjustments for unconsolidated entities	835	(17)	91	135	42
AFFO attributable to common stockholders and limited partners	$179,804	$182,371	$177,599	$185,528	$187,339

Weighted-average shares outstanding - basic	973,681,227	943,480,170	904,107,378	903,825,726	903,638,159
Effect of Limited Partner OP Units and dilutive securities (1)	24,319,992	25,206,373	27,144,667	26,354,148	25,729,149
Weighted-average shares outstanding - diluted (2)	998,001,219	968,686,543	931,252,045	930,179,874	929,367,308

FFO attributable to common stockholders and limited partners per diluted share	$0.186	$0.185	$0.197	$0.212	$0.205
AFFO attributable to common stockholders and limited partners per diluted share	$0.180	$0.188	$0.191	$0.199	$0.202
___________________________________

(1)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q4 2016 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net income (loss)	$13,988	$30,006	$2,167	$(115,534)	$(5,961)
Adjustments:
Interest expense	74,613	79,869	82,468	80,426	82,591
Depreciation and amortization	182,190	187,897	190,236	195,991	197,409
Provision for (benefit from) income taxes	1,415	1,539	1,791	1,365	(3,642)
Proportionate share of adjustments for unconsolidated entities	1,299	959	554	1,822	1,978
EBITDA	$273,505	$300,270	$277,216	$164,070	$272,375
Loss (gain) on disposition of real estate assets, including joint ventures, net	199	(28,111)	(437)	(27,373)	9,727
Impairment of real estate assets	6,606	6,872	8,825	160,517	6,414
Reserve for loan loss	—	—	—	—	15,300
Acquisition related expenses	923	90	27	217	673
Litigation, merger and other non-routine costs, net of insurance recoveries	1,512	4,630	2,917	(5,175)	(7,691)
(Gain) loss on derivative instruments, net	(2,095)	2,023	177	1,086	(677)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,220	1,632	1,248	1,296	1,299
(Gain) loss on extinguishment and forgiveness of debt, net	(980)	2,003	(252)	—	490
Net direct financing lease adjustments	544	571	590	559	544
Straight-line rent, net of bad debt expense related to straight-line rent	(13,163)	(12,319)	(15,663)	(13,045)	(17,589)
Other amortization and non-cash charges	(50)	(32)	(39)	(3)	(28)
Proportionate share of adjustments for unconsolidated entities	725	(36)	74	94	(15)
Normalized EBITDA	$268,946	$277,593	$274,683	$282,243	$280,822

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q4 2016 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Rental income - as reported(1)	$299,231	$303,383	$311,352	$313,971	$322,079
Direct financing lease income - as reported	457	494	535	569	623
Operating expense reimbursements - as reported	27,593	27,969	26,646	23,247	27,359
Property operating expense - as reported	(36,596)	(34,820)	(38,199)	(34,813)	(35,308)
NOI	290,685	297,026	300,334	302,974	314,753
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(13,163)	(12,319)	(15,663)	(13,045)	(17,589)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,220	1,632	1,248	1,296	1,299
Net direct financing lease adjustments	544	571	590	559	544
Cash NOI	$279,286	$286,910	$286,509	$291,784	$299,007
___________________________________

(1)
Rental income includes percentage rent of $1.3 million, $1.2 million, $1.7 million, $2.5 million and $1.8 million for the three months ended December 31, 2016 , September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively.

Normalized Cash NOI

Three Months Ended
December 31, 2016
Cash NOI	$279,286
Adjustments for intra-quarter acquisitions and dispositions (1)	(280)
Normalized Cash NOI	$279,006
___________________________________

(1)
For properties acquired during the three months ended December 31, 2016 the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended December 31, 2016, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q4 2016 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include all properties that were owned for the entirety of both the current and prior reporting periods, except for properties during the current or prior year that were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which included 4,119(1) properties, with 92.3 million aggregate square feet, acquired prior to October 1, 2015 and owned through December 31, 2016:

	Three Months Ended December 31,		Increase/(Decrease)
	2016	2015	$ Change	% Change
Contract Rental Revenue	279,370	279,100	270	0.1%
Economic Occupancy Rate	98.3%	99.2%	N/A	N/A

		Contract Rental Revenue
	Number of	Three Months Ended December 31,		Increase/(Decrease)
	Properties	2016	2015	$ Change	% Change
Retail	2,068	$108,885	$108,080	$805	0.7%
Restaurant	1,794	64,036	65,420	(1,384)	(2.1)%	(3)
Industrial and distribution	148	43,400	42,855	545	1.3%
Office	99	62,918	62,614	304	0.5%
Other(2)	10	131	131	—	—%
Total	4,119	$279,370	$279,100	$270	0.1%	(4)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to October 1, 2015.

(2)	Other properties include billboards, construction in progress, land and parking lots.

(3)
Ovation Brands, Inc. filed for chapter 11 bankruptcy on March 7, 2016. Excluding the impact of Ovation Brands, Inc., restaurant, same store Contract Rental Revenue increased 0.8% during the three months ended December 31, 2016, as compared to the same quarter in 2015.

(4)	Excluding the impact of Ovation Brands, Inc., total same store Contract Rental Revenue increased 0.8% during the three months ended December 31, 2016, as compared to the same quarter in 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q4 2016 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue

The following graphs compare the Company's same store Contract Rental Revenue composition to the Company's total portfolio, based on Annualized Rental Income, as of December 31, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q4 2016 SUPPLEMENTAL INFORMATION

Debt Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2017	2018	2019	2020	2021	Thereafter
Mortgage notes payable	$2,629,949	$287,094	$209,259	$229,547	$282,223	$383,110	$1,238,716
Unsecured credit facility	500,000	—	500,000	—	—	—	—
Corporate bonds	2,250,000	—	—	750,000	—	400,000	1,100,000
Convertible notes	1,000,000	—	597,500	—	402,500	—	—
Secured term loan	20,947	7,680	13,267	—	—	—	—
Total	$6,400,896	$294,774	$1,320,026	$979,547	$684,723	$783,110	$2,338,716

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	41.1%	4.95%	4.6
Unsecured credit facility	7.8%	3.25%	1.5
Corporate bonds	35.2%	4.06%	5.6
Convertible notes	15.6%	3.30%	2.5
Secured term loan	0.3%	5.81%	1.0
Total	100.0%	4.25%	4.4

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	58.6%	3.75%	4.2
Total secured debt	41.4%	4.95%	4.6
Total	100.0%	4.25%	4.4

Total fixed-rate debt (1)	99.8%	4.25%	4.4
Total variable-rate debt	0.2%	3.84%	0.6
Total	100.0%	4.25%	4.4

Preferred Equity	Balance (2)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
___________________________________

(1)	Includes $742.2 million of variable-rate debt with its interest rate fixed by way of an interest rate swap agreement.

(2)	Balance represents 42.8 million shares outstanding at December 31, 2016 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q4 2016 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q4 2016 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity		Debt Outstanding As Of December 31, 2016	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	1/6/2024		$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	1/6/2024		155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	1/1/2018		131,395	5.61%		5.61%	P&I
JPMorgan Chase Bank, N.A.	9/1/2020	(3)	98,892	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	3/1/2023	(3)	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	7/1/2022	(3)	68,110	4.54%		4.54%	I/O
Wells Fargo Bank, National Association	1/1/2023	(3)	66,000	4.24%		4.24%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	6/6/2020		62,445	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	5/1/2021		60,450	5.54%		5.54%	I/O
PNC Bank, National Association	1/1/2019		59,500	4.10%		4.10%	I/O
Citigroup Global Markets Realty Corp	5/6/2022		54,300	6.05%		6.05%	I/O
Capital One, N.A.	11/20/2019		51,400	1mo. Libor + 1.95%	(4)	5.22%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/1/2021		51,250	5.25%		5.25%	I/O
Wells Fargo Bank, National Association	2/1/2017		48,500	1mo. Libor + 2.47%	(4)	3.79%	I/O
JPMorgan Chase Bank, N.A.	5/1/2021		46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	5/6/2021	(3)	46,670	5.92%		5.92%	I/O
US Bank National Association	8/11/2029	(3)	43,467	7.73%		7.73%	P&I
People's United Bank	4/1/2021		42,135	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	6/1/2022	(3)	41,000	4.73%		4.73%	I/O
JPMorgan Chase Bank, N.A.	6/1/2020		40,810	5.71%		5.71%	P&I
Morgan Stanley Mortgage Capital Holdings LLC	1/1/2023		40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	11/1/2019	(3)	38,500	4.10%		4.10%	I/O
JPMorgan Chase Bank, N.A.	11/1/2017		38,315	6.34%		6.34%	I/O
The Royal Bank of Scotland Plc	1/1/2021		34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/6/2020		31,500	5.25%		5.25%	I/O
Oritani Bank	5/1/2024		30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/6/2020		30,000	5.25%		5.25%	I/O
Jackson National Life Insurance Company	10/1/2021	(3)	29,450	4.25%		4.25%	I/O
German American Capital Corporation	10/6/2022	(3)	29,160	4.48%		4.48%	I/O
German American Capital Corporation	10/6/2022	(3)	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Oklahoma	7/29/2018		28,422	1mo. Libor + 2.75%	(4)	4.10%	P&I
BOKF, NA dba Bank of Texas	7/31/2017		28,350	1mo. Libor + 2.20%	(4)	3.28%	I/O
PNC Bank, National Association	6/1/2022		27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	8/6/2019	(3)	27,725	4.73%		4.73%	I/O
PNC Bank, National Association	9/1/2022		27,678	4.00%		4.00%	P&I
Jackson National Life Insurance Company	7/1/2019		27,200	3.10%		3.10%	I/O
LaSalle Bank National Association	1/1/2017		25,620	5.81%		5.81%	I/O
Bank of America, N.A.	9/1/2017		23,628	5.28%		5.28%	P&I
John Hancock Life Insurance Company	10/3/2022		22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/2018		21,766	1mo. Libor + 1.80%	(4)	3.57%	I/O

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q4 2016 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity		Debt Outstanding As Of December 31, 2016	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Aviva Life and Annuity Company	7/1/2021		$19,600	5.02%		5.02%	I/O through 07/01/2019, then P&I
The Variable Annuity Life Insurance Company	1/1/2023		$19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	5/10/2021		19,513	5.67%		5.67%	I/O
German American Capital Corp	6/6/2022		19,165	4.60%		4.60%	P&I
Oritani Bank	5/1/2024		18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	3/1/2021		18,100	5.88%		5.88%	I/O
BOKF, NA dba Bank of Texas	7/31/2017		16,555	1mo. Libor + 2.20%	(4)	3.28%	I/O
US Bank National Association	1/11/2017		16,200	5.48%		5.48%	I/O
JPMorgan Chase Bank, National Association	5/1/2021	(3)	15,802	5.54%		5.54%	P&I
Oritani Bank	1/1/2023		15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I
BOKF, NA dba Bank of Texas	12/31/2018		14,150	1mo. Libor + 1.80%	(4)	3.57%	I/O
BOKF, NA dba Bank of Texas	12/31/2020		13,420	1mo. Libor + 1.85%	(4)	4.25%	I/O
BOKF, NA dba Bank of Texas	7/13/2017		12,725	1mo. Libor + 2.25%	(4)	3.43%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	9/6/2017		12,270	3.70%		3.70%	I/O
Customers Bank	12/29/2016	(5)	11,595	7.75%		7.75%	P&I
Amegy Bank, National Association	8/19/2017		11,297	1mo. Libor + 2.95%	(4)	3.79%	P&I
JPMorgan Chase Bank, N.A.	7/1/2020		11,172	5.50%		5.50%	P&I
US Bank National Association	2/11/2017		10,332	5.68%		5.68%	I/O
40/86 Mortgage Capital, Inc.	1/1/2019		10,050	5.00%		5.00%	I/O
Monumental Life Insurance Company	4/1/2023		9,510	3.95%		3.95%	P&I
Transamerica Life Insurance Company	8/1/2030		7,087	5.57%		5.57%	P&I
Transamerica Life Insurance Company	8/1/2030		6,319	5.32%		5.32%	P&I
US Bank National Association	5/11/2017		6,262	5.45%		5.45%	I/O
Customers Bank	8/16/2017		5,500	3.63%		3.63%	I/O
Wells Fargo Bank, National Association	3/1/2017		4,800	1mo. Libor + 2.50%	(4)	3.76%	I/O
Bear Stearns Commercial Mortgage, Inc.	9/1/2017		1,678	5.88%		5.88%	I/O
BOKF, NA dba Bank of Texas	4/12/2018		1,562	1mo. Libor + 2.45%	(4)	3.39%	I/O
Capital Lease Funding, LLC	7/15/2018		1,465	7.20%		7.20%	P&I
US Bank National Association	4/15/2019		1,147	5.40%		5.40%	P&I
BOKF, NA dba Bank of Texas	4/12/2018		562	1mo. Libor + 2.45%	(4)	3.39%	I/O
Transamerica Life Insurance Company	8/1/2030		359	5.93%		5.93%	P&I
			$2,629,949			4.95%
___________________________________

(1)	Represents interest rate in effect at December 31, 2016. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)
The maturity date shown represents the anticipated maturity date of the loan as specified in the loan agreement. Should the loan not be repaid at the anticipated maturity date, the applicable interest rate will increase as specified in the loan agreement.

(4)	Variable-rate loan fixed by way of interest rate swap agreement.

(5)
On December 30, 2016, the Company received a notice of default from the lender of the Customers Bank loan, which had an outstanding balance of $11.6 million on the notice date, due to the Company’s non-repayment of the respective loan balance at maturity. The Company and the lender are assessing options in relation to the default.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q4 2016 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the financial covenants and are not measures of our liquidity or performance. As of December 31, 2016, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	December 31, 2016
Minimum tangible net worth	≥ $5.5B	$9.5B
Ratio of total indebtedness to total asset value	≤ 60%	38.2%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	2.80x
Ratio of secured indebtedness to total asset value	≤ 45%	14.9%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	35.0%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.70x
Minimum unencumbered asset value	≥ $8.0B	$10.0B

Corporate Bond Key Covenants	Required	December 31, 2016
Limitation on incurrence of total debt	≤ 65%	39.4%
Limitation on incurrence of secured debt	≤ 40%	16.5%
Debt service coverage	≥ 1.5x	3.93x
Maintenance of total unencumbered assets	≥ 150%	291.6%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q4 2016 SUPPLEMENTAL INFORMATION

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended December 31, 2016.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (1)	Weighted Average Cash Cap Rate	Purchase Price
Retail	7	466	13.7	6.7%	$80,242

Dispositions
The following table shows the 78 properties that were disposed of and the related gains/losses during the three months ended December 31, 2016.

Property	Number of Properties	Square Feet	Weighted Average Remaining Lease Term (Years)(2)	Weighted Average Cash Cap Rate (3)	Sale Price	Real Estate Gain (Loss)(4)	Goodwill Allocation(5)	GAAP Gain (Loss)(6)
Retail	14	226	12.7	6.7%	$61,678	$7,009	$(2,848)	$4,161
Office	5	512	4.9	7.1%	103,038	5,914	(5,191)	723
Industrial and Distribution	11	1,771	7.6	8.1%	115,595	12,324	(2,736)	9,588
Red Lobster (7)	23	168	22.5	7.0%	86,878	9,238	(5,337)	3,901
Other Restaurants	10	36	6.0	7.4%	9,870	370	(616)	(246)
Vacant (8)	10	1,332	N/A	N/A	17,853	(16,151)	(1,063)	(17,214)
Other (9)	5	51	N/A	N/A	—	(984)	—	(984)
Total dispositions	78	4,096	11.7	7.4%	$394,912	$17,720	$(17,791)	$(71)
Held for sale assets								(128)
Total loss on disposition of real estate, net								$(199)
___________________________________

(1)	Represents the lease term from date of acquisition.

(2)	Represents the remaining lease term from the date of sale.

(3)	Excludes certain properties' cash cap rates considered not meaningful due to factors such as physical and economic vacancy or short remaining lease terms.

(4)	Equals sale price less GAAP net book value and selling costs.

(5)
In accordance with GAAP, the Company allocates a portion of the REI segment goodwill to a respective property when it is classified as held for sale or when it is disposed of to calculate the GAAP gain (loss). The goodwill allocation presented excludes any amounts allocated to properties classified as held for sale in prior periods. See Note 4 – Goodwill and Other Intangibles of our Annual Report on Form 10-K for the year ended December 31, 2016 for a further description of our goodwill allocation methodology.

(6)	Equals sale price less GAAP net book value, including goodwill allocation, and selling costs.

(7)
The Red Lobster properties were sold under an agreement with the tenant, under which the tenant received a portion of the sales proceeds. The sales price and cash cap rate presented are based on our proceeds after making the participation payment to the tenant. The cash cap rate on the gross sales price of $101.3M was 6.0%.

(8)	Includes six restaurant properties, three industrial properties, and one retail property.

(9)
Represents five properties relinquished to the ground lessor upon expiration or termination of the ground lease. Gain (loss) amounts also include partial condemnations or easements related to certain properties, and post-closing adjustments.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q4 2016 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Properties owned	4,142
Rentable square feet	93,257
Economic occupancy rate	98.3%
Weighted-average remaining lease term (years)	9.9
Investment-Grade Tenants	41.2%
Flat leases	21.6%
NNN leases	62.2%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q4 2016 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	2,510	2.7%	$96,719	8.2%	B-
Walgreens	109	1,581	1.7%	39,431	3.4%	BBB
Family Dollar	191	3,477	3.7%	38,247	3.3%	BB+
Dollar General	404	3,741	4.0%	34,246	2.9%	BBB
FedEx	48	3,383	3.6%	32,729	2.8%	BBB
CVS	97	1,378	1.5%	31,157	2.7%	BBB+
Albertson's	33	1,923	2.1%	23,633	2.0%	B+
Citizens Bank	176	851	0.9%	20,686	1.8%	A-
BJ's Wholesale Club	3	2,223	2.4%	19,585	1.7%	B-
AON	8	1,203	1.3%	18,154	1.4%	A-
Total	1,100	22,270	23.9%	$354,587	30.2%

Tenant Industry Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	363	5,173	5.6%	$183,262	15.6%
Manufacturing	62	18,181	19.5%	118,902	10.1%
Restaurants - Quick Service	850	3,399	3.6%	100,300	8.5%
Retail - Discount	623	10,109	10.8%	91,193	7.8%
Retail - Pharmacy	246	3,666	3.9%	84,341	7.2%
Finance	299	2,905	3.1%	63,959	5.4%
Professional Services	70	4,123	4.4%	57,913	4.9%
Retail - Grocery & Supermarket	83	5,445	5.8%	57,092	4.9%
Retail - Home & Garden	101	7,191	7.7%	51,708	4.4%
Logistics	52	4,204	4.5%	40,259	3.4%
Total	2,749	64,396	68.9%	$848,929	72.2%

Geographic Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	567	11,208	12.0%	$158,951	13.5%
Illinois	168	5,225	5.6%	72,645	6.2%
Florida	259	4,903	5.3%	66,065	5.6%
Pennsylvania	161	5,526	5.9%	56,190	4.8%
California	78	4,072	4.4%	54,425	4.6%
Ohio	279	5,673	6.1%	53,783	4.6%
Georgia	194	3,868	4.1%	45,742	3.9%
Indiana	136	4,835	5.2%	41,140	3.5%
North Carolina	168	3,655	3.9%	37,786	3.2%
Michigan	180	2,465	2.6%	36,611	3.1%
Total	2,190	51,430	55.1%	$623,338	53.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q4 2016 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	108	4,731	5.1%	$63,706	5.4%
Dallas, TX	114	3,801	4.1%	56,849	4.8%
Houston, TX	92	2,606	2.8%	30,084	2.6%
Atlanta, GA	92	2,779	3.0%	28,922	2.5%
Philadelphia, PA	50	2,007	2.2%	27,935	2.4%
New York, NY	25	1,132	1.2%	25,575	2.2%
Boston, MA	28	1,819	2.0%	24,980	2.1%
Phoenix, AZ	46	1,133	1.2%	21,748	1.9%
Washington, DC	26	632	0.7%	18,207	1.6%
Detroit, MI	74	681	0.7%	16,084	1.4%
Total	655	21,321	23.0%	$314,090	26.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q4 2016 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Income (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	2,510	2.7%	$96,719	8.2%	B-
Walgreens	109	1,581	1.7%	39,431	3.4%	BBB
Family Dollar	191	3,477	3.7%	38,247	3.3%	BB+
Dollar General	404	3,741	4.0%	34,246	2.9%	BBB
FedEx	48	3,383	3.6%	32,729	2.8%	BBB
CVS	97	1,378	1.5%	31,157	2.7%	BBB+
Albertson's	33	1,923	2.1%	23,633	2.0%	B+
Citizens Bank	176	851	0.9%	20,686	1.8%	A-
BJ's Wholesale Club	3	2,223	2.4%	19,585	1.7%	B-
AON	8	1,203	1.3%	18,154	1.5%	A-
Petsmart	12	858	0.9%	17,619	1.5%	B+
Goodyear	10	4,728	5.1%	16,550	1.4%	BB
L.A. Fitness	19	826	0.9%	15,991	1.4%	B+
Tractor Supply	58	1,213	1.3%	15,709	1.3%	NR
Amazon	3	3,048	3.3%	14,159	1.2%	AA-
General Service Administration	18	719	0.8%	12,668	1.1%	AA+
Advance Auto Parts	106	736	0.8%	12,099	1.0%	BBB-
Total	1,326	34,398	37.0%	$459,382	39.2%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q4 2016 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	5	430	0.5%	$4,054	0.3%
Agricultural	2	138	0.1%	1,245	0.1%
Education	5	219	0.2%	2,152	0.2%
Entertainment & Recreation	22	916	1.0%	17,981	1.5%
Finance	299	2,905	3.1%	63,959	5.4%
Government & Public Services	26	978	1.0%	20,105	1.7%
Healthcare	11	1,167	1.3%	17,607	1.5%
Information & Communication	12	508	0.5%	7,748	0.7%
Insurance	15	1,625	1.8%	30,055	2.6%
Logistics	52	4,204	4.5%	40,259	3.4%
Manufacturing	62	18,181	19.5%	118,902	10.1%
Mining & Natural Resources	4	703	0.8%	14,200	1.2%
Other Services	30	5,217	5.6%	18,982	1.6%
Professional Services	70	4,123	4.4%	57,913	4.9%
Real Estate	5	63	0.1%	978	0.1%
Rental	11	719	0.8%	6,784	0.6%
Restaurants - Casual Dining	363	5,173	5.5%	183,262	15.6%
Restaurants - Quick Service	850	3,399	3.6%	100,300	8.5%
Retail - Apparel & Jewelry	14	1,401	1.5%	15,268	1.3%
Retail - Department Stores	13	965	1.0%	8,010	0.7%
Retail - Discount	623	10,109	10.8%	91,193	7.8%
Retail - Electronics & Appliances	22	676	0.7%	9,202	0.8%
Retail - Gas & Convenience	127	527	0.6%	27,404	2.3%
Retail - Grocery & Supermarket	83	5,445	5.8%	57,092	4.9%
Retail - Hobby, Books & Music	9	340	0.4%	2,978	0.3%
Retail - Home & Garden	101	7,191	7.7%	51,708	4.4%
Retail - Home Furnishings	39	453	0.5%	7,560	0.6%
Retail - Internet	3	3,048	3.3%	14,159	1.2%
Retail - Medical Services	64	471	0.5%	11,238	1.0%
Retail - Motor Vehicle	166	1,190	1.3%	21,994	1.9%
Retail - Office Supply	4	76	0.1%	1,155	0.1%
Retail - Pet Supply	15	903	1.0%	18,453	1.6%
Retail - Pharmacy	246	3,666	3.9%	84,341	7.2%
Retail - Specialty (Other)	23	561	0.6%	6,162	0.5%
Retail - Sporting Goods	21	1,249	1.4%	14,903	1.3%
Retail - Warehouse Clubs	7	2,631	2.8%	22,699	1.9%
Other	17	110	0.1%	1,778	0.2%
Total	3,441	91,680	98.3%	$1,173,783	100.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q4 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	146	1,580	1.7%	$23,524	2.0%
Alaska	3	25	—%	774	0.1%
Arizona	74	1,832	2.0%	31,687	2.7%
Arkansas	96	1,004	1.1%	12,562	1.1%
California	78	4,072	4.4%	54,425	4.6%
Colorado	48	1,734	1.8%	25,490	2.2%
Connecticut	18	89	0.1%	2,496	0.2%
Delaware	11	92	0.1%	2,025	0.2%
Florida	259	4,903	5.3%	66,065	5.6%
Georgia	194	3,868	4.2%	45,742	3.9%
Idaho	17	135	0.1%	3,361	0.3%
Illinois	168	5,225	5.6%	72,645	6.2%
Indiana	136	4,835	5.2%	41,140	3.5%
Iowa	51	1,476	1.6%	13,497	1.1%
Kansas	42	2,149	2.3%	10,426	0.9%
Kentucky	81	2,306	2.5%	24,385	2.1%
Louisiana	96	1,617	1.7%	21,564	1.8%
Maine	25	648	0.7%	8,562	0.7%
Maryland	29	616	0.6%	14,790	1.3%
Massachusetts	39	2,579	2.8%	30,244	2.6%
Michigan	180	2,465	2.6%	36,611	3.1%
Minnesota	41	505	0.5%	7,158	0.6%
Mississippi	76	1,833	2.0%	14,841	1.2%
Missouri	159	1,824	2.0%	24,567	2.1%
Montana	10	124	0.1%	2,129	0.2%
Nebraska	21	759	0.8%	11,355	1.0%
Nevada	28	717	0.8%	8,240	0.7%
New Hampshire	20	254	0.3%	4,429	0.4%
New Jersey	35	1,668	1.8%	36,155	3.1%
New Mexico	50	937	1.0%	12,954	1.1%
New York	83	1,529	1.6%	28,361	2.4%
North Carolina	168	3,655	3.9%	37,786	3.2%
North Dakota	12	201	0.2%	4,277	0.4%
Ohio	279	5,673	6.1%	53,783	4.6%
Oklahoma	79	2,057	2.2%	24,933	2.1%
Oregon	14	300	0.3%	4,912	0.4%
Pennsylvania	161	5,526	5.9%	56,190	4.8%
Rhode Island	14	215	0.2%	3,226	0.3%
South Carolina	118	3,342	3.6%	29,203	2.5%
South Dakota	12	180	0.2%	2,169	0.2%
Tennessee	111	3,386	3.6%	29,529	2.4%
Texas	567	11,208	12.0%	158,951	13.5%
Utah	8	91	0.1%	1,639	0.1%
Vermont	7	23	—%	472	—%
Virginia	106	1,820	2.0%	31,585	2.7%
Washington	23	459	0.5%	9,247	0.8%
West Virginia	38	237	0.3%	5,678	0.5%
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q4 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	80	1,195	1.3%	16,337	1.4%
Wyoming	9	58	0.1%	1,552	0.1%
Territories
Puerto Rico	3	88	0.1%	2,335	0.2%
Canadian Provinces
Alberta	4	32	—%	1,912	0.2%
Manitoba	2	16	—%	827	0.1%
Ontario	11	78	0.1%	4,208	0.4%
Saskatchewan	2	17	—%	828	0.1%
Total	4,142	93,257	100.0%	$1,173,783	100.0%
Percentages based on annualized rental income.

Number of Properties by Region

Canada: 19 Properties, 0.7% | Puerto Rico: 3 Properties, 0.2%
PACIFIC NORTHWEST
76 Properties
1.9%
NORTHEAST
241 Properties
9.7%
MIDWEST
902 Properties
20.4%
MID-ATLANTIC
705 Properties
16.0%
PACIFIC SOUTHWEST
286 Properties
11.5%
SOUTHWEST
838 Properties
18.6%
SOUTHEAST
1,072 Properties
21.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q4 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2017	126	1,973	2.1%	$27,663	2.4%
2018	213	3,368	3.6%	37,029	3.1%
2019	184	3,242	3.5%	55,142	4.7%
2020	231	4,203	4.6%	46,299	3.9%
2021	194	11,046	11.8%	87,378	7.4%
2022	276	9,638	10.4%	84,589	7.3%
2023	212	5,935	6.3%	72,330	6.2%
2024	177	9,158	9.9%	106,982	9.1%
2025	266	4,233	4.5%	61,111	5.2%
2026	247	7,832	8.4%	82,723	7.1%
Thereafter	1,315	31,052	33.2%	512,537	43.6%
Total	3,441	91,680	98.3%	$1,173,783	100.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q4 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2017
Retail	65	359	0.4%	$7,768	0.7%
Restaurant	38	391	0.4%	4,642	0.4%
Industrial & distribution	5	391	0.4%	2,008	0.2%
Office	17	832	0.9%	13,230	1.1%
Other(1)	1	—	—%	15	—%
Total 2017	126	1,973	2.1%	$27,663	2.4%

2018
Retail	105	1,244	1.3%	$18,015	1.5%
Restaurant	87	327	0.4%	7,636	0.7%
Industrial & distribution	11	1,576	1.7%	6,337	0.5%
Office	8	221	0.2%	5,023	0.4%
Other(1)	2	—	—%	18	—%
Total 2018	213	3,368	3.6%	$37,029	3.1%

2019
Retail	88	1,597	1.7%	$19,872	1.7%
Restaurant	75	310	0.3%	7,201	0.6%
Industrial & distribution	3	137	0.2%	1,275	0.1%
Office	18	1,198	1.3%	26,794	2.3%
Total 2019	184	3,242	3.5%	$55,142	4.7%

2020
Retail	100	1,219	1.3%	$15,801	1.4%
Restaurant	105	429	0.5%	8,695	0.7%
Industrial & distribution	8	1,352	1.5%	5,222	0.4%
Office	17	1,203	1.3%	16,580	1.4%
Other(1)	1	—	—%	1	—%
Total 2020	231	4,203	4.6%	$46,299	3.9%

2021
Retail	86	1,431	1.5%	22,086	1.9%
Restaurant	68	354	0.4%	9,129	0.8%
Industrial & distribution	15	7,498	8.0%	26,513	2.2%
Office	24	1,763	1.9%	29,627	2.5%
Other(1)	1	—	—%	23	—%
Total 2021	194	11,046	11.8%	$87,378	7.4%

2022
Retail	184	2,343	2.5%	$31,890	2.7%
Restaurant	50	257	0.3%	$6,426	0.6%
Industrial & distribution	25	5,478	5.9%	$19,791	1.7%
Office	15	1,560	1.7%	26,394	2.3%
Other(1)	2	—	—%	88	—%
Total 2022	276	9,638	10.4%	$84,589	7.3%

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q4 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2023
Retail	143	2,068	2.2%	$27,771	2.4%
Restaurant	46	205	0.2%	4,940	0.4%
Industrial & distribution	14	2,465	2.6%	16,180	1.4%
Office	9	1,197	1.3%	23,439	2.0%
Total 2023	212	5,935	6.3%	$72,330	6.2%

2024
Retail	101	2,213	2.4%	$29,819	2.5%
Restaurant	48	249	0.3%	6,614	0.6%
Industrial & distribution	11	3,458	3.7%	15,018	1.3%
Office	16	3,238	3.5%	55,492	4.7%
Other(1)	1	—	—%	39	—%
Total 2024	177	9,158	9.9%	$106,982	9.1%

2025
Retail	187	1,809	1.9%	$32,035	2.7%
Restaurant	63	271	0.3%	8,001	0.7%
Industrial & distribution	11	1,663	1.8%	13,433	1.1%
Office	5	490	0.5%	7,642	0.7%
Total 2025	266	4,233	4.5%	$61,111	5.2%

2026
Retail	88	1,962	2.1%	$21,755	1.9%
Restaurant	134	591	0.6%	21,543	1.8%
Industrial & distribution	16	4,489	4.8%	23,231	2.0%
Office	9	790	0.9%	16,194	1.4%
Total 2026	247	7,832	8.4%	$82,723	7.1%

Thereafter
Retail	814	15,767	16.8%	$226,996	19.3%
Restaurant	451	5,030	5.4%	195,394	16.6%
Industrial & distribution	30	8,371	9.0%	53,753	4.6%
Office	18	1,884	2.0%	35,979	3.1%
Other(1)	2	—	—%	415	—%
Total Thereafter	1,315	31,052	33.2%	$512,537	43.6%

Total Remaining Lease Expirations	3,441	91,680	98.3%	$1,173,783	100.0%

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q4 2016 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,122	60,022	64.4%	$814,501	69.4%
CPI	237	7,011	7.5%	105,691	9.0%
Flat	1,082	24,647	26.4%	253,591	21.6%
Total	3,441	91,680	98.3%	$1,173,783	100.0%

Rent Escalations by Property Type
$600
$500
$400
$300
$200
$100
$0
Annualized Rental Income (in millions)
$454
$162
$76
$216
$281
$23
$11
$247
$183
$43
$132
$256
$24
$12
$220
Retail
Restaurant
Industrial & Distribution
Office
Fixed
CPI
Flat

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q4 2016 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,466	54,534	58.5%	$730,447	62.2%
NN	927	35,553	38.1%	405,626	34.6%
Other (1)	48	1,593	1.7%	37,710	3.2%
Total	3,441	91,680	98.3%	$1,173,783	100.0%
___________________________________

(1)	Includes gross, modified gross, and billboard.

Tenant Expense Obligation by Property Type

$600
$500
$400
$300
$200
$100
$0
Annualized Rental Income (in millions)
$454
$154
$299
$281
$279
$183
$88
$95
$256
$37
$162
$57
Retail
Restaurant
Industrial & Distribution
Office
NNN
NN
Other

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q4 2016 SUPPLEMENTAL INFORMATION

Property Type Diversification and Occupancy Costs (unaudited, square feet and dollars in thousands)

Property Type Diversification

Property Type	Number of Properties (1)	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail (2)	2,085	32,108	34.4%	$453,808	38.7%
Restaurant	1,793	8,871	9.5%	280,221	23.9%
Industrial and distribution	152	37,343	40.1%	182,761	15.6%
Office	100	14,935	16.0%	256,394	21.8%
Other (3)	12	—	—%	599	—%
Total	4,142	93,257	100.0%	$1,173,783	100.0%
___________________________________
(1) During the quarter ended December 31, 2016, 56 medical services properties were reclassified from office to retail.
(2) Includes 10 anchored shopping centers, representing 1.7% of Annualized Rental Income.
(3) Includes billboard, construction in progress, land and parking lots.

Occupancy Costs
The following tables show occupancy costs for retail and restaurant properties calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2015.

Retail	Number of Properties (1)	2015 Occupancy Cost	Target Percentage
Discount	268	6.8%	6.0 - 8.0%
Grocery & Supermarket	38	2.7%	2.0 - 4.0%
Home & Garden	3	2.1%	2.0 - 4.0%
Motor Vehicle	53	8.6%	8.0 - 10.0%
Pharmacy	106	5.3%	4.0 - 6.0%
Other	44	3.9%	N/A

Restaurant	Number of Properties (1)	2015 Occupancy Cost	Target Percentage
Casual Dining	516	6.5%	6.75 - 8.0%
Quick Service	516	7.3%	7.5 - 8.5%

__________________________________

(1)
Property level sales data was collected for 67.9% of retail and restaurant properties required to provide sales reports, representing 40.0% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count).

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q4 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Retail (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of retail properties	2,085
Rentable square feet	32,108
Economic occupancy rate	99.7%
Weighted-average remaining lease term	9.7
Investment grade tenants	47.4%
Flat leases	35.8%
NNN leases	65.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q4 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of restaurant properties	1,793
Rentable square feet	8,871
Economic occupancy rate	94.9%
Weighted-average remaining lease term	14.0
Investment grade tenants	3.0%
Flat leases	8.2%
NNN leases	99.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q4 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of industrial and distribution properties	152
Rentable square feet	37,343
Economic occupancy rate	98.8%
Weighted-average remaining lease term	8.6
Investment grade tenants	55.9%
Flat leases	23.7%
NNN leases	52.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q4 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of office properties	100
Rentable square feet	14,935
Economic occupancy rate	96.3%
Weighted-average remaining lease term	6.5
Investment grade tenants	61.5%
Flat leases	9.7%
NNN leases	22.3%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Q4 2016 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of December 31, 2016:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price	Rentable Square Feet (2)	Annualized Rental Income (2)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$3,027	$20,400	Home Depot, Best Buy
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,269	—	Publix, Belk
Total			$50,429	512	6,296	20,400

Company's aggregate interest					$4,455	$10,200
___________________________________

(1)
The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.

(2)	Represents information for the total unconsolidated joint venture.

(3)	Represents a secured loan with a fixed interest rate of 5.20% and a maturity date of July 2021.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Cole Capital

COLE
CAPITAL®

SIEMENS
FREEPORT-McMoRAN
BJ's
WHOLESALE CLUB
ENTRANCE
THE HOME DEPOT
KOHL'S

Owned By Cole Office & Industrial REIT (CCIT III), Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned by Cole Real Estate Income Strategy (Daily NAV), Inc.

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust V, Inc.

Owned by Cole Credit Property Trust V, Inc.

VEREIT®

Quarterly Supplemental Information
Fourth Quarter 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Q4 2016 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues:
Offering-related fees and reimbursements	$3,683	$9,545	$10,914	$12,391	$9,927
Transaction service fees and reimbursements	2,320	3,779	4,476	2,384	5,413
Management fees and reimbursements	18,585	17,745	17,096	16,458	17,973
Total Cole Capital revenues	24,588	31,069	32,486	31,233	33,313
Operating Expenses:
Cole Capital reallowed fees and commissions	2,234	5,897	6,975	8,068	6,558
Acquisition related	25	—	14	25	61
General and administrative	31,086	17,692	19,393	17,172	32,514
Depreciation and amortization	9,170	7,276	7,109	8,317	5,006
Impairment of intangible assets	120,931	—	—	—	213,339
Total operating expenses	163,446	30,865	33,491	33,582	257,478
Operating (loss) income	(138,858)	204	(1,005)	(2,349)	(224,165)
Total other income, net	157	95	—	494	410
(Loss) income before taxes	(138,701)	299	(1,005)	(1,855)	(223,755)
Benefit from (provision for) income taxes	6,490	(59)	2,071	1,309	37,485
Net (loss) income	$(132,211)	$240	$1,066	$(546)	$(186,270)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q4 2016 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net (loss) income	$(132,211)	$240	$1,066	$(546)	$(186,270)
FFO attributable to common stockholders and limited partners	(132,211)	240	1,066	(546)	(186,270)

Acquisition related expenses	25	—	14	25	61
Impairment of intangible assets	120,931	—	—	—	213,339
Amortization of management contracts	6,240	6,240	6,240	7,451	3,373
Deferred tax (benefit) expense (1)	(9,203)	6,941	(6,417)	(1,457)	(38,695)
Equity-based compensation expense	2,108	1,387	854	931	2,471
Other amortization and non-cash charges	2,873	929	751	743	1,539
AFFO attributable to common stockholders and limited partners	$(9,237)	$15,737	$2,508	$7,147	$(4,182)

Weighted-average shares outstanding - basic	973,681,227	943,480,170	904,107,378	903,825,726	903,638,159
Effect of Limited Partner OP Units and dilutive securities (2)	24,319,992	25,206,373	27,144,667	26,354,148	25,729,149
Weighted-average shares outstanding - diluted (3)	998,001,219	968,686,543	931,252,045	930,179,874	929,367,308

FFO attributable to common stockholders and limited partners per diluted share	$(0.132)	$0.000	$0.001	$(0.001)	$(0.200)
AFFO attributable to common stockholders and limited partners per diluted share	$(0.009)	$0.016	$0.003	$0.008	$(0.004)
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Q4 2016 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net (loss) income	$(132,211)	$240	$1,066	$(546)	$(186,270)
Adjustments:
Depreciation and amortization	9,170	7,276	7,109	8,317	5,006
(Benefit from) provision for income taxes	(6,490)	59	(2,071)	(1,309)	(37,485)
EBITDA	$(129,531)	$7,575	$6,104	$6,462	$(218,749)
Impairment of intangible assets	120,931	—	—	—	213,339
Acquisition related expenses	25	—	14	25	61
Program development costs write-off	11,054	845	2,377	—	11,295
Other amortization and non-cash charges	(57)	(107)	(118)	(123)	(94)
Normalized EBITDA	$2,422	$8,313	$8,377	$6,364	$5,852

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Q4 2016 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, dollars in thousands)

In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of reimbursements from the Cole REITs.

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Cole Capital revenue, net of reallowed fees and commissions	$22,354	$25,172	$25,511	$23,165	$26,755
Less: Expense reimbursements from Cole REITs recorded as revenue	6,395	7,416	7,342	7,515	8,094
Net Cole Capital Revenue	15,959	17,756	18,169	15,650	18,661
Other income	157	95	—	494	410
Net Cole Capital Revenue and other income	$16,116	$17,851	$18,169	$16,144	$19,071

Total consolidated general and administrative expenses	$44,353	$29,761	$33,094	$29,400	$49,160
Less: REI segment general and administrative expenses	13,267	12,069	13,701	12,228	16,646
Cole Capital general and administrative expenses	31,086	17,692	19,393	17,172	32,514
Less:
Expenses reimbursed from Cole REITs	6,395	7,416	7,342	7,515	8,094
Net Cole Capital G&A expense	24,691	10,276	12,051	9,657	24,420
Expenses incurred recorded as program development costs	(8,268)	2,452	973	3,433	(5,840)
Normalized Net Cole Capital G&A expense	$16,423	$12,728	$13,024	$13,090	$18,580

Normalized EBITDA Margin	15.0%	46.6%	46.1%	39.4%	30.7%
Normalized Net Cole Capital G&A expense as percent of Net Cole Capital Revenue and other income	101.9%	71.3%	71.7%	81.1%	97.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q4 2016 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Cole REITs. The reimbursement of these expenses by the Cole REITs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Cole REITs in excess of these limits that are expected to be collected as the Cole REITs raise additional funds are recorded as program development costs, which are included in rent and tenant receivables and other assets, net on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Cole REITs' respective offerings, and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Beginning Balance	$12,268	$12,115	$13,578	$12,855	$20,878
Expenses incurred	4,618	7,010	6,993	6,474	8,802
Offering-related reimbursement revenue	(839)	(2,299)	(2,436)	(2,710)	(2,183)
Reserve for uncollectible amounts and write-offs(2)	(12,886)	(4,558)	(6,020)	(3,041)	(14,642)
Ending Balance	$3,161	$12,268	$12,115	$13,578	$12,855
___________________________________

(1)
Excludes INAV (as defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.

(2)
The Company assesses the collectability of the program development costs and records monthly reserves for the portion that is not expected to be collected. Certain triggering events, such as impairment evaluations of the Cole Capital segment and the closing of a Cole REIT's offering, may result in a write-off of additional program development costs. Reserves for uncollectible amounts and write-offs are recorded as a general and administrative expense in the respective period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q4 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Cole REITs and other real estate programs' cumulative activity summary information from each respective program's offering commencement date through or as of December 31, 2016:

Program	Capital Raised (1)		DRIP (2)	Number of Investments (3)	Assets Under Management	Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$304,874		$16,768	116	$499,188	$255,350
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	348,686		12,280	108	452,683	161,169
Cole Office & Industrial REIT (CCIT III), Inc. ("CCIT III")	2,935	(4)	—	1	32,750	32,300
Total Open Programs	656,495		29,048	225	984,621	448,819

Closed Programs:
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	650,973		32,246	34	1,090,140	503,545
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961		353,254	882	4,851,462	2,257,788
Other Programs (5)	—		—	30	339,450	156,752
Total Closed Programs	3,566,934		385,500	946	6,281,052	2,918,085

Total	$4,223,429		$414,548	1,171	$7,265,673	$3,366,904
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes properties owned through consolidated and unconsolidated joint ventures.

(4)	Includes a $2.5 million investment made by VEREIT in order for CCIT III to break escrow and commence operations.

(5)	Includes tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 52

Q4 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.)

Offering Summary
The following table shows offering summary information for the Cole REITs in offering as of December 31, 2016:

Program	Primary Investment Strategy	Offering Commencement Date	NAV per Share		Offering Price per Share	Annualized Distribution per Share (1)
CCPT V
A Shares	Retail	3/17/2014	$24.00	(2)	$26.37	$1.58	(4)
T Shares	Retail	4/29/2016	$24.00	(2)	$25.26	$1.58	(4)

INAV
W Shares	Diversified	12/6/2011	$18.15	(3)	$18.15	$0.98	(5)
A Shares	Diversified	10/10/2013	$18.01	(3)	$18.71	$0.98	(5)
I Shares	Diversified	11/19/2013	$18.29	(3)	$18.29	$0.99	(5)

CCIT III
A Shares	Office and Industrial	9/22/2016	N/A		$10.00	$0.60	(4)
T Shares	Office and Industrial	9/22/2016	N/A		$9.57	$0.60	(4)
___________________________________

(1)	The annualized distribution does not include the effect of any fees paid monthly in arrears subsequent to the share purchase date.

(2)	Represents the estimated net asset value per share as of February 29, 2016, as determined by CCPT V's board of directors on April 8, 2016.

(3)
The NAV per share for each share class is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues and expenses and debt service costs and fees.

(4)	Represents the daily distribution rate at December 31, 2016, annualized.

(5)	Represents the sum of daily distribution rates for each day in 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 53

Q4 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited)

Fee Summary

The following table shows the summary of the fee information relating to the offering of the Cole REITs as of December 31, 2016.

Program	Selling Commissions (1)	Dealer Manager Fees (2)		Annual Distribution and Stockholder Servicing Fees (2)
CCPT V
A Shares	7%	2%		—
T Shares	3%	2%		1.0%	(3)

INAV
W Shares	—	0.55%	(4)	—
A Shares	up to 3.75%	0.55%	(4)	0.50%	(4)
I Shares	—	0.25%	(4)	—

CCIT III
A Shares	7%	2%		—
T Shares	3%	2%		1.0%	(3)

The following table shows the summary of the fee information relating to transactions and portfolio management for the Cole REITs and other real estate programs as of December 31, 2016.

	Transaction Fees						Management Fees
Program	Acquisition Fees (5)	Disposition Fees	Liquidation Performance Fees		Financing Coordination Fee		Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
INAV	—	—	N/A		—		0.90%	(9)	25%	(10)
CCIT III	2%	1%	15%	(6)	1%	(7)	0.65% - 0.75%	(8)	—

Closed Programs
CCIT II	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
CCPT IV	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
Other Programs	Various	Various	—		—		Various		Various
___________________________________

(1)	The Company reallows 100% of selling commissions earned to participating broker-dealers.

(2)
The Company may reallow all or a portion of its dealer manager or distribution and stockholder servicing fee to participating broker-dealers as a marketing and due diligence expense reimbursement. Fees are calculated on a daily basis and payable monthly in arrears.

(3)
Fees are calculated on a daily basis in the amount of 1/365th of 1.0% of the per share NAV of the Class T shares sold in the primary portion of the respective offering. The maximum amount of the distribution and stockholder servicing fee with respect to sales of Class T shares is 4.0% of the gross offering proceeds.

(4)	Fees are calculated on a daily basis in the amount of 1/365th of the amount indicated in the table above for each class of common stock and are paid monthly in arrears.

(5)	Percent taken on gross purchase price.

(6)
Paid only under the following circumstances: (i) if shares are listed on a national securities exchange; (ii) if the respective program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and a 6% annual cumulative, non-compounded return (8% in the case of CCIT II and CCPT IV).

(7)
Financing coordination fee payable for services in connection with the origination, assumption, or refinancing for any debt (other than loans advanced by the Company) to acquire properties or make other permitted investments.

(8)	Annualized fee based on the average monthly invested assets.

(9)	Annualized fee based on the average daily NAV.

(10)	Paid on the amount by which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 54

Q4 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Cole REITs and other real estate programs' activity summary information for the three months ended December 31, 2016 :

Program	Capital Raised (1)	DRIP (2)	Number of Investments Acquired (3)	Purchase Price of Acquisitions (4)	Number of Investments Sold	Sales Price of Dispositions
Open Programs:
CCPT V	$21,765	$2,280	—	$—	—	$—
INAV	45,312	1,880	12	99,860	—	—
CCIT III	435	—	—	—	—	—
Total Open Programs	67,512	4,160	12	99,860	—	—

Closed Programs:
CCIT II	—	5,554	2	53,600	—	—
CCPT IV	—	26,781	1	19,626	1	5,000
Other Programs (5)	—	—	—	—	5	25,105
Total Closed Programs	—	32,335	3	73,226	6	30,105

Total	$67,512	$36,495	15	$173,086	6	$30,105
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Number of investments acquired includes properties owned through consolidated joint ventures.

(4)	Includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions. Purchase price of acquisitions includes pro rata share for consolidated joint ventures.

(5)	Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 55

Q4 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Cole REITs and other real estate programs for the three months ended December 31, 2016 by activity type (dollars in thousands):

Program	Offering-Related Fees and Reimbursements		Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Revenue and Reimbursements
Open Programs:
CCPT V	$2,110		$—	$1,782	$3,892
INAV	1,498		521	1,511	3,530
CCIT III	34		11	256	301
Gross revenue - Open Programs	3,642		532	3,549	7,723
Less:
Reallowed revenues	2,193		—	—	2,193
Reimbursements	837		659	4,194	5,690
Net Cole Capital Revenue - Open Programs	612		(127)	(645)	(160)

Closed Programs:
CCIT II	41	(1)	1,189	2,747	3,977
CCPT IV	—		515	11,964	12,479
Other Programs	—		84	325	409
Gross revenue - Closed Programs	41		1,788	15,036	16,865
Less:
Reallowed revenues	41	(1)	—	—	41
Reimbursements	—		117	588	705
Net Cole Capital Revenue - Closed Programs	—		1,671	14,448	16,119

Total Net Cole Capital Revenue	$612		$1,544	$13,803	$15,959
_______________________________________________
(1) Represents distribution and stockholder servicing fees. The Company reallowed 100% of such fees to participating broker-dealers.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 56

Q4 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Cole Capital Revenue earned by activity type for the Cole REITs and other real estate programs:
Offering-related fees and reimbursements

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Capital raised (excluding DRIP)	$67,512	$136,381	$138,655	$144,620	$116,634

Securities commissions	1,831	5,008	6,063	7,041	5,756
Dealer manager and distribution fees	1,015	2,237	2,415	2,640	1,988
Reimbursement revenue	837	2,300	2,436	2,710	2,183
Gross offering-related revenue	3,683	9,545	10,914	12,391	9,927
Less:
Reallowed securities commissions	1,831	5,008	6,063	7,041	5,756
Reallowed dealer manager and distribution fees	403	889	912	1,027	802
Reimbursement revenue	837	2,300	2,436	2,710	2,183
Net offering-related revenue	$612	$1,348	$1,503	$1,613	$1,186

Transaction service revenue

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Purchase price of acquisitions (1)	$173,086	$173,869	$211,178	$102,075	$236,398

Acquisition fees	1,460	2,813	3,758	1,702	3,829
Disposition fees	84	280	62	—	1,013
Reimbursement revenue	776	686	656	682	571
Gross transaction service revenue	2,320	3,779	4,476	2,384	5,413
Less: Reimbursement revenue	776	686	656	682	571
Net transaction service revenue	$1,544	$3,093	$3,820	$1,702	$4,842

Management service revenue

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets under management	$7,265,673	$7,131,400	$7,005,695	$6,827,885	$6,740,911

Asset and property management and leasing fees	325	304	286	285	359
Advisory and performance fee revenue	13,478	13,011	12,560	12,050	12,274
Reimbursement revenue	4,782	4,430	4,250	4,123	5,340
Gross management service revenue	18,585	17,745	17,096	16,458	17,973
Less: Reimbursement revenue	4,782	4,430	4,250	4,123	5,340
Net management service revenue	$13,803	$13,315	$12,846	$12,335	$12,633

_______________________________________________

(1)
Purchase price of acquisitions includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions. Purchase price of acquisitions includes pro rata share for consolidated joint ventures.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 57

Q4 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited)

The following table shows the capital raised on behalf of programs managed by Cole Capital since 2009:
_______________________________________________
(1) Includes a $2.5 million investment made by VEREIT in order for CCIT III to break escrow and commence operations.

Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of programs managed by Cole Capital.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 58

Q4 2016 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on operating properties owned at the respective reporting date on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Assets Under Management represents the Cole REITs and other real estate programs' total gross real estate assets, including net investments in unconsolidated entities, net of gross intangible lease liabilities.

Cash Cap Rate equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease. The Company believes that Contract Rental Revenue is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's REI segment. Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of the REI segment Contract Rental Revenue for the three months ended December 31, 2016 and 2015 (dollar amounts in thousands):

	Three Months Ended December 31,
	2016	2015
Rental income - as reported	$299,231	$322,079
Direct financing lease income - as reported	457	623
Adjustments:
Straight-line rent	(13,190)	(17,589)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,220	1,299
Net direct financing lease adjustments	544	544
Other non-contract rental revenue	(36)	(34)
Contract Rental Revenue	$288,226	$306,922

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Debt Outstanding is a non-GAAP measure that represents the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. We believe that the presentation of Debt Outstanding, which shows our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding should not be considered as an alternative to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.

VEREIT, Inc. | WWW.VEREIT.COM | 59

Q4 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

The following table shows a reconciliation of Debt Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Mortgage notes payable and other debt, net	$2,671,106	$2,861,210	$2,938,072	$3,029,666	$3,111,985
Corporate bonds, net	2,226,224	2,225,157	3,522,297	2,537,699	2,536,333
Convertible debt, net	973,340	970,691	968,059	965,469	962,894
Credit facility, net	496,578	496,008	1,045,872	1,269,731	1,448,590
Mortgage notes payable associated with assets held for sale	—	—	—	—	—
Total debt - as reported	6,367,248	6,553,066	8,474,300	7,802,565	8,059,802
Adjustments:
Deferred financing costs, net	55,660	59,467	69,719	57,652	62,674
Net premiums	(22,012)	(25,694)	(29,319)	(33,614)	(39,131)
Debt Outstanding	$6,400,896	$6,586,839	$8,514,700	$7,826,603	$8,083,345

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g. roof, structure, parking lot).

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition related expenses, merger and other non-routine transactions costs, gains or losses on sale of investments, legal settlements and insurance recoveries not in the ordinary course of business and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's business segments. Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.

VEREIT, Inc. | WWW.VEREIT.COM | 60

Q4 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

The following table presents Consolidated EBITDA and Normalized EBITDA for the years ended December 31, 2016 and 2015 (unaudited, in thousands):

	Year Ended December 31,
	2016	2015
Net loss	$(200,824)	$(323,492)
Adjustments:
Interest expense	317,376	358,392
Depreciation and amortization	788,186	847,611
Benefit from income taxes	(3,701)	(36,303)
Proportionate share of adjustments for unconsolidated entities	4,634	9,608
EBITDA	$905,671	$855,816
(Gain) loss on disposition of real estate assets, including joint ventures, net	(55,722)	65,582
Impairments	303,751	305,094
Reserve for loan loss	—	15,300
Acquisition related expenses	1,321	6,243
Litigation, merger and other non-routine costs, net of insurance recoveries	3,884	33,628
Gain on sale and unrealized gains of investment securities	—	(65)
Loss on derivative instruments, net	1,191	1,460
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	5,396	4,522
Loss (gain) on extinguishment and forgiveness of debt, net	771	(4,812)
Net direct financing lease adjustments	2,264	2,037
Straight-line rent, net of bad debt expense related to straight-line rent	(54,190)	(82,398)
Legal settlements	—	(1,250)
Program development costs write-off	14,276	11,295
Other amortization and non-cash charges	(529)	(407)
Proportionate share of adjustments for unconsolidated entities	857	868
Normalized EBITDA	$1,128,941	$1,212,913
Economic Occupancy Rate equals the sum of square feet leased (including month-to-month agreements) divided by total square feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.
Fixed Charge Coverage Ratio is the sum of (i)interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.

VEREIT, Inc. | WWW.VEREIT.COM | 61

Q4 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above.
In addition to FFO, we use adjusted funds from operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related expenses, litigation and other non-routine costs, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.

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Q4 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

The following table presents Consolidated FFO and AFFO for the years ended December 31, 2016 and 2015 (unaudited, in thousands except share and per share data):

	Year Ended December 31,
	2016	2015
Net loss	$(200,824)	$(323,492)
Dividends on non-convertible preferred stock	(71,892)	(71,892)
(Gain) loss on real estate assets and interest in joint venture, net	(55,722)	65,582
Depreciation and amortization of real estate assets	756,315	817,469
Impairment of real estate	182,820	91,755
Proportionate share of adjustments for unconsolidated entities	2,719	5,744
FFO attributable to common stockholders and limited partners	$613,416	$585,166
Acquisition related expenses	1,321	6,243
Litigation, merger and other non-routine costs, net of insurance recoveries	3,884	33,628
Impairment of intangible assets	120,931	213,339
Reserve for loan loss	—	15,300
Legal settlements	—	(1,250)
Gain on investment securities	—	(65)
Loss on derivative instruments, net	1,191	1,460
Amortization of premiums and discounts on debt and investments, net	(14,693)	(19,183)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	5,396	4,522
Net direct financing lease adjustments	2,264	2,037
Amortization and write-off of deferred financing costs	28,063	33,998
Amortization of management contracts	26,171	25,903
Deferred tax benefit	(10,136)	(52,242)
Loss (gain) on extinguishment and forgiveness of debt, net	771	(4,812)
Straight-line rent, net of bad debt expense related to straight-line rent	(54,190)	(82,398)
Equity-based compensation	10,728	14,500
Other amortization and non-cash charges	5,296	3,840
Proportionate share of adjustments for unconsolidated entities	1,044	2,072
AFFO attributable to common stockholders and limited partners	$741,457	$782,058

Weighted-average shares of common stock outstanding - basic	931,422,844	903,360,763
Effect of Limited Partner OP Units and dilutive securities	24,626,646	26,013,303
Weighted-average shares of common stock outstanding - diluted	956,049,490	929,374,066

FFO attributable to common stockholders and limited partners per diluted share	$0.642	$0.630
AFFO attributable to common stockholders and limited partners per diluted share	$0.776	$0.841

Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.

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Q4 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by Federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio reflects interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts divided by Normalized EBITDA.
Interest Expense, Excluding Non-Cash Amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt, which excludes the amortization of deferred financing costs, premiums and discounts, which are reported as interest expense in accordance with GAAP. We believe that the presentation of Interest Expense, Excluding Non-Cash Amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, Excluding Non-Cash Amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of interest expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Interest expense - as reported	$74,613	$79,869	$82,468	$80,426	$82,591
Adjustments:
Amortization of deferred financing and issuance costs	(6,514)	(7,081)	`	(7,307)	(7,321)
Amortization of net premiums	2,731	3,723	4,000	4,423	5,079
Interest expense, excluding non-cash amortization	$70,830	$76,511	$86,468	$77,542	$80,349
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
NAV per share represents the net asset value of the respective share class.
Net Cole Capital G&A Expense
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the subsequent reimbursements as revenue. We believe Net Cole Capital G&A Expense is a helpful non-GAAP supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.
Net Cole Capital Revenue
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records the reimbursement of these costs as fee and commission revenue and as reimbursement revenue and records the expense in reallowed fees and commissions and general and administrative expenses. We believe Net Revenue is a helpful non-GAAP supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.

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Q4 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Debt is a non-GAAP measure used to show the Company's Debt Outstanding, less all cash and cash equivalents. We believe that the presentation of net debt provides useful information to investors because our management reviews net debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, acquisition related expenses and litigation and other non-routine costs. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
The following table shows the calculation of the REI segment NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Operating income (loss) - as reported	$86,187	$85,468	$84,628	$(60,804)	$101,302
Acquisition related	923	90	27	217	673
Litigation, merger and other non-routine costs, net of insurance recoveries	1,512	4,630	2,917	(5,175)	(7,691)
General and administrative	13,267	12,069	13,701	12,228	16,646
Depreciation and amortization	182,190	187,897	190,236	195,991	197,409
Impairment of real estate	6,606	6,872	8,825	160,517	6,414
NOI	290,685	297,026	300,334	302,974	314,753
Straight-line rent, net of bad debt expense related to straight-line rent	(13,163)	(12,319)	(15,663)	(13,045)	(17,589)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,220	1,632	1,248	1,296	1,299
Net direct financing lease adjustments	544	571	590	559	544
Cash NOI	$279,286	$286,910	$286,509	$291,784	$299,007
Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Normalized EBITDA Margin is a measurement of a company's operating profitability. It is equal to Normalized EBITDA divided by Net Cole Capital Revenue and other income.
Normalized Net Cole Capital G&A Expense equals Net Cole Capital G&A Expense adjusted for the net change in program development costs. We believe Normalized Net G&A Expense is a helpful supplemental measure in determining the effective cost to

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Q4 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

the Company, eliminating any gross up presentation required by GAAP and adjusting to include costs incurred and recorded as program development costs on the balance sheet.
Occupancy Cost is calculated as rent per the lease terms, divided by property level sales for the previous calendar year. Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income.

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